Communication Plan Privileged & Confidential Exhibit 99.2 9/3/2012

Who is Valeant? Privileged & Confidential 9/3/2012

Valeant Overview
Focused, multinational specialty pharma company
$2.4B in 2011 revenue and ~7,000 employees
Headquartered in Montreal, Canada (NYSE/TSX: VRX)
International footprint
Specialty Pharma (U.S., Canada, Australia, New Zealand)
Branded Generics – Central and Eastern Europe; Latin America; South
East Asia and South Africa
Diversified revenue base
Over 500 products
Limited generic risk
Minimal exposure to US healthcare reform
Leveraged R&D Model with promising pipeline
Ezogabine/retigabine
Dermatology – IDP-108, lifecycle management
Branded generics/ various OTC line extensions
Experienced, high quality management team, with established track record for delivering results
9/3/2012 Privileged & Confidential

VALEANT

Acanya (Clindamycin Phosphate and Benzoyl Peroxide) Gel, 1.2%/2.5%

Atralin (tretinoin) gel 0.05%

RETIN-A MICRO (tretinoin gel) microsphere, 0.1%/0.04% PUMP

Carac fluorouracil cream 0.5%

ZOVIRAX (ACYCLOVIR) CREAM 5%
TARGETED. TOPICAL. ANTIVIRAL.

XERESE (Acyclovir and Hydrocortisone) cream 5%/1%

ELIDEL (pimecrolimus) Cream 1%

ERTACZO

CeraVe Moisturizers & Cleanser

KINERASE

AcneFree CLEAR SKIN TREATMENTS

MEDICIS

ZIANA (clindamycin phosphate 1.2% and tretinoin 0.025%) Gel

SOLODYN (MINOCYCLINE HCL USP) EXTENDED RELEASE TABLETS

Zyclara (imiquimod) Cream 3.75%

Aldara (IMIQUIMOD) Cream, 5%

Vanos (fluocinonide) cream 0.1%

LOPROX SHAMPOO (ciclopirox) 1%

Highly Complementary Dermatology Portfolio
Topical Acne Oral Acne Actinic Keratosis Dermatitis OTC Anti-Viral Anti-Fungal
9/3/2012 Privileged & Confidential
Single Agent
Imiquimod Product
5FU Product
Non-Steroidal
Steroidal
Combination Agent

VALEANT

Sculptra™
Poly-L-lactic acid

PRO-THERAPY™

RENOVA®
(TRETINOIN CREAM)

MEDICIS

Perlane®

Dysport™
abobotulinumtoxinA

Restylane®
Natural beauty from within

Complementary Aesthetic Portfolio Collagen Stimulator Dermal Filler Botulinium Toxin Physician dispensed Privileged & Confidential 9/3/2012

Comprehensive Late Stage Pipeline Medicis Novel LCM 9/3/2012 Privileged & Confidential Late Stage Pipeline Aesthetics Dermatitis A. Keratosis Acne Anti-Fungal OTC

Development Pipeline
In Development
Discovery
Pre-Clinical
Phase 1
Phase 2
Phase 3
NDA/MAA Submitted
ANDA
Dermatology
IDP 107 (Acne)
IDP 108 (Topical Anti-fungal)
IDP 113 (Topical Anti-fungal)
IDP 118 (Psoriasis)
MC 5 (Acne)
Specialty CNS
Mephyton
(lifecycle management)
GSK Partnership
Retigabine/Ezogabine
Retigabine/Ezogabine XR
Opthalmology
Lacrisert
(Lifecyclye Management)
Phase 1
Phase 2
Phase 3

9/3/2012 Privileged & Confidential Valeant Pipeline

Revenue & Earnings	
Revenue (FY)	2,444.24
EBIT (Mil) (FY)	261.06
EBITDA (Mil) (FY)	859.77
Net Income Excluding Extraordinary Items (Mil) (FY)	158.31
Net Income Including Extraordinary Items (Mil) (FY)	158.31
Diluted EPS Excluding Extraordinary Items (FY)	.49
Diluted EPS Including Extraordinary Items (FY)	.49

Price & Volume	
Recent Price ($)	50.81
Trade Date	08/30/12
52 Week High ($)	58.98
52 Week Low ($)	33.91
52 Week Price Percent Change (%)	15.74
YTD Price Percent Change (%)	6.61
Volume (3 Month Average) (Mil)	11.00
Volume (10 Day Average) (Mil)	.28
Beta	.44
Share Related	
Market Cap (Total, All Common Classes) (Mil)	15,190.45
Shares Outstanding (Total, All Classes) (Mil)	298.06
Shares Outstanding, Average (FY) (Mil)	326.12
Float (Mil)	295.00

FY = Fiscal Year MRQ = Most Recent Quarter
mil = Millions TTM = Trailing Twelve Months

Valeant-Financial Information Privileged & Confidential 9/3/2012

Talking Points by Audience Privileged & Confidential 9/3/2012

Audiences Employees Headquarters Commercial team Investors Physicians Alliance Partners Vendors Privileged & Confidential 9/3/2012

Employee Talking Points JS & CCOM
Terms of the transaction signed on Sunday September 2nd
VRX to Merge with Medicis for $44 per share
The combination of our two highly complementary product portfolios under the Medicis name will allow us to accelerate our efforts to drive sales, establish best-in-class commercial and R&D operations, and serve the consumers who use our products as well as the physicians who recommend, administer, and prescribe them.
Combined commercial operations will be located in Scottsdale, AZ
R&D will be in Scottsdale and Petaluma (No. California)
Corporate functions will be located in NJ
Will take time to optimize talent of both organizations; anticipated synergies from both sides
Combination creates a global leader in dermatology
What will happens next…..
Jonah to host Town Hall Meeting 9am Tuesday September 4
th
at Hyatt Gainey
Mike Pearson, CEO Valeant to host Town Hall Meeting 11am Wednesday September 5 th
at Hyatt Gainey
The companies will soon thereafter begin the integration planning process
It is anticipated that closing will happen in the 1
st
half of 2013
Until closing we will continue to operate as independent entities and must remain focused on executing our business objectives
Reminder to equity holders of Unvested Value and commitment to pay bonuses for ‘12 after Closing
All severance questions should be referred to Human Resources
9/3/2012 Privileged & Confidential

Employee Talking Points Field Sales
VRX to Merge with Medicis for $44 per share
The combination of our two highly complementary product portfolios under the Medicis name will allow us to accelerate our efforts to drive sales, establish best-in-class commercial and R&D operations, and serve the consumers who use our products as well as the physicians who recommend, administer, and prescribe them.
Combined commercial operations will be located in Scottsdale, AZ
R&D will be in Scottsdale and Petaluma (No. California)
Corporate functions will be located in NJ
Will take time to optimize talent of both organizations; anticipated synergies from both sides
Combination creates a global leader in dermatology
Talking points for communication with physicians (see attachment)
What will happens next…..
Jonah and Mike Pearson, CEO Valeant to host Town Hall Meeting for the field at 1pm Wednesday September 5  via video
The companies will soon thereafter begin the integration planning process
It is anticipated that closing will happen in the 1   half of 2013
Until closing we will continue to operate as independent entities and must remain focused on executing our business objectives
It is anticipated that closing will happen in the 1   half of 2013
Until closing we will continue to operate as independent entities and must remain focused on executing our business objectives
We can’t let this distract us and need to operate in a manner consistent with an organization that will be a leader in dermatology for years to come.
Reminder to equity holders of Unvested Value and Enhancements to Q4 & Q1 Plans after Closing
Privileged & Confidential 9/3/2012
Terms of the transaction signed on Sunday September 2nd
th
st
st

9/3/2012 Privileged & Confidential
Jonah’s Voicemail Script
Good morning. This is Jonah Shacknai, Chairman and CEO and I have some important news to share with you. Just minutes ago, Medicis announced the signing of a merger agreement where Valeant Pharmaceuticals would acquire Medicis, creating a combined company that will be a global leader in dermatology.  This transaction has the support of the boards of directors of Medicis and Valeant.
For those of you less familiar with Valeant, they are a $15 billion multinational specialty pharmaceutical company with approximately 7,000 employees that develops and markets over 500 products worldwide. I encourage you to learn more about Valeant by visiting the company’s website at
www.valeant.com.
It is my understanding that after closing, it is Valeant’s intent to combine its dermatology assets with Medicis under the Medicis name with the commercial operations located in Scottsdale AZ, the R&D functions located primarily in Scottsdale AZ and Petaluma CA and the corporate functions located in NJ. After closing, this combination of our two highly complementary product portfolios under the Medicis name will allow us to accelerate our efforts to drive sales, establish best-in-class commercial and R&D operations and serve the consumers who use our products as well as the physicians who recommend, administer and prescribe them. For additional information regarding this transaction, please review our joint press release issued today.
This morning’s announcement was just the first step of the process. In the very near future we will be embarking on the integration planning process, which will involve many of you. The transaction must obtain the approval of Medicis’ stockholders and clearance from various regulatory agencies. At this point in time; we are anticipating the closing of this transaction during the first half of 2013. Between now and closing, we will continue to operate as independent entities and must remain focused on executing our business objectives.
This merger is an acknowledgement of the tremendous accomplishments that together we have achieved in building Medicis over the years. I want to thank you for your efforts in helping make Medicis the successful company it is today and will continue to be in the future. Your continued contributions will be critical to assuring the success of the combined company.
My CCOM colleagues and I will do our very best to answer any questions you may have regarding this transaction, understanding that we may not have all the answers at this time.  I will be hosting several meetings over the next few days to try and address your questions.
I will be in touch with you again soon.
Thank you,
Jonah

Investors
Talking points for IR teams
Terms of the transaction signed on Sunday September 2nd
VRX to Merge with Medicis for $44 per share
The combination of our two highly complementary product portfolios under the Medicis name will allow us to accelerate our efforts to drive sales, establish best-in-class commercial and R&D operations, and serve the consumers who use our products as well as the physicians who recommend, administer, and prescribe them.
Combined commercial operations will be located in Scottsdale, AZ
R&D will be in Scottsdale and Petaluma (No. California)
Corporate functions will be located in NJ
Will take time to optimize talent of both organizations; anticipated synergies from both sides
Combination creates a global leader in dermatology
Integration planning to begin in the very near future
Anticipated closing in 1
st
half 2013
VRX Financing through secured bridge loan provided by JPM (refer to VRX for details)
Privileged & Confidential 9/3/2012

Physicians
Talking points for the commercial team
VRX to Merge with Medicis
Combined commercial operations, as Medicis, will be located in Scottsdale, AZ
This combination of two highly complementary product portfolios under the
Medicis name will allow us to better serve medical and aesthetic dermatology
HCP’s
Combination creates a global leader in dermatology
Medicis commercial team to continue to serve the specialties
Marketing & consumer programs will continue as planned
It is anticipated that closing will happen in the 1
st
half of 2013
Until closing we will continue to operate as independent entities and should be business as usual
All orders should be processed  through existing channels
Contact or refer to IR for any other questions or comments
9/3/2012 Privileged & Confidential

Alliance Partners
Terms of the transaction signed on Sunday September 2nd
VRX to Merge with Medicis for $44 per share
Combined commercial operations will be located in Scottsdale, AZ
R&D will be in Scottsdale and Petaluma (No. California)
Corporate functions will be located in NJ
Will take time to optimize talent of both organizations; anticipated synergies from both sides
Combination creates a global leader in dermatology
Integration planning to begin immediately
It is anticipated that closing will happen in the 1
st
half of 2013
Until closing we will continue to operate as independent entities and should be business as usual
Contact or refer to IR for any other questions or comments
9/3/2012 Privileged & Confidential

Vendors
9/3/2012 Privileged & Confidential
Dear XXXX,
Medicis announced on September 3, 2012 its intent to combine with Valeant
Pharmaceuticals International, Inc. (“Valeant”).   As currently contemplated by the parties,
the combined commercial operations, as Medicis, will be located in Scottsdale, AZ.  After closing, the combined entity will be one of the largest dermatology company in the world.
We would anticipate closing this merger during the first half of 2013 upon acceptance of the necessary regulatory approvals.  Until such time, we will continue to operate as independent entities and would expect “business as usual” as we begin the integration planning process leading up to the final closing date.
Please contact me if you have any additional questions.
Sincerely yours,
The respective Medicis business lead

Medicis Pharmaceutical Corporation

Talking Points for CCOM Members, IR and Conversations w/ 3rd Parties

Topic	Response

Alternative Deal Options	We are under contract and cannot discuss alternative transactions. I would be happy to put you in touch with the Office of Chief Legal Officer to answer any more questions you may have on this topic.

Terms of the Transaction Document	We believe the terms of the transaction documents are standard and customary. The documents themselves [will be/have been] filed with the SEC and [will be/are] publicly available.

Antitrust Concerns	We feel comfortable that the regulatory authorities will ultimately approve this deal and feel comfortable with the regulatory protections we have in the merger agreement.

Break-up Fee	Break-up fees are typical for these transactions, and we believe the amount and structure of the break-fee is standard and appropriate for this deal.

Details and Information Regarding the Process	We will be filing a preliminary proxy to solicit the vote of our shareholders within two to three weeks, and the details of the negotiation and process will be contained in that filing. We will not comment on the details of our process other than to refer you to that filing.

EMAIL TO FIELD SALES REPRESENTATIVES FROM THE OFFICE OF CHIEF LEGAL OFFICER

This email is in follow up to the press release and the voicemail message that were issued yesterday announcing that Valeant has agreed to acquire Medicis. Please note that until such time that the transaction is closed which is anticipated to be during the first half of 2013, Valeant does not own Medicis and the companies may not take any joint actions in interacting with customers and suppliers. We will continue to operate as two independent entities with independent sales teams. When the transaction is closed, you will be formally notified and will receive further instructions.

In the meantime, you must not discuss, or otherwise provide any written, electronic, or verbal information about Valeant or any of its products, including their safety, efficacy, price, availability, conditions of approval, use, or any other attributes, with anyone outside of Medicis. You may not disseminate product labeling such as package inserts, or PIs. Please be aware that you will need to receive training before discussing the products with any external party. These requirements apply to Company personnel in both the United States and Canada.

Should you receive inquiries concerning Valeant or its products before the completion of this transaction, it is mandatory that you handle such inquiries as follows, until further written notice:

•	All media and investor inquiries should be directed to Investor Relations.
•	Any other inquiries about the product should be directed to Valeant.

Given that you may receive questions from customers about this transaction, in order to comply with the ground rules set forth above, the following scripts, as appropriate may be utilized for customer interactions. Please note that this is the only approved information that may be communicated in any form, and all media inquiries should be directed to Investor Relations.

FOR ALL DERMATOLOGY AND AESTHETICS REPRESENTATIVES IN THE U.S. AND CANADA:

“Doctor, thank you for your interest in the acquisition of Medicis by Valeant Pharmaceuticals. This is an exciting time for Medics. As the transaction is not final, I cannot discuss anything related to Valeant or its products at this time. If you have any questions about this transaction, please direct them to Medicis. If you have any questions regarding Valeant products, please direct them to Valeant. After the transaction is closed, I will receive training, and then I will be able to have a full discussion regarding the portfolio of dermatology or aesthetic products offered by the combined entity. Additionally, all orders until closing should be placed through existing channels.”

If you have any questions or receive any inquiries that seem out of the ordinary, please contact the Office of Chief Legal Officer.

Thank you for your attention to this very important matter.

Office of Chief Legal Officer

Additional Information About the Acquisition and Where to Find It

A meeting of the stockholders of the Company will be announced soon to obtain stockholder approval of the proposed transaction. The Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. The Company’s stockholders are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about the Company, Valeant and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.medicis.com or by sending a written request to Medicis at 7720 North Dobson Road, Scottsdale, Arizona 85256, Attention: Chief Legal Officer.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Medicis’ stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2012 and the proxy statement for the Company’s 2012 Annual Meeting of Stockholders filed with the SEC on April 4, 2012.

Forward-Looking Statements

This filing may include predictions, estimates and other information that may be considered forward-looking statements, including, without limitation, statements relating to the completion of this transaction. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) the Company may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, our stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.